UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K / A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 1, 2005

Lionbridge Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26933	04-3398462
(Commission File Number)	(IRS Employer Identification No.)

1050 Winter Street, Suite 2300, Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

781-434-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Acquisition or Disposition of Assets

As previously reported and described in the Company’s Report on Form 8-K filed on September 7, 2005, on September 1, 2005 (the “Closing”), the Company completed the acquisition of Bowne Global Solutions, a division of Bowne & Co., Inc. (“Bowne”) pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) with GGS Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, BGS Companies, Inc., a Delaware corporation (“BGS”), Bowne and Bowne of New York, LLC, a Delaware limited liability company dated as of June 27, 2005. Pursuant to the merger (the “Merger”), BGS became a wholly owned subsidiary of the Company. Upon the Closing, each share of common stock of BGS was automatically converted into the right to receive a portion of the merger consideration. The merger consideration paid by the Company to the holders of BGS common stock consisted of 9,400,000 shares of the Company’s common stock and $128.5 million in cash. As described in such Form 8-K, a portion of the proceeds from a loan were used to fund the acquisition.

The Company is filing herewith pro forma combined condensed financial statements filed herewith have been prepared accounting for the Merger using the purchase method of accounting.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

( a ) Financial Statements of Businesses Acquired

Included herein as Exhibits 99.2 and 99.3.

( b ) Pro Forma Financial Information

Included herein as Exhibit 99.4.

( c ) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2005, by and among Lionbridge Technologies, Inc., GGS Acquisition Corp., BGS Companies, Inc., Bowne & Co., Inc. and Bowne of New York City, LLC and (filed as Exhibit 2.1 to Lionbridge’s Current Report on Form 8-K filed on June 28, 2005 (File No. 000-26933) and incorporated herein by reference).

23.1	Consent of KPMG LLP

99.1	Press Release dated September 1, 2005 (filed as Exhibit 99.1 to Lionbridge’s Current Report on Form 8-K filed on September 5, 2005 (File No. 000-26933) and incorporated herein by reference).

99.2	Consolidated Financial Statements of BGS Companies, Inc. (Unaudited) as of June 30, 2005 and for the six months ended June 30, 2005.

99.3	Consolidated Financial Statements of BGS Companies, Inc. as of December 31, 2004 and 2003 and the years ended December 31, 2004, 2003 and 2002.

99.4	Unaudited Pro Forma Combined Condensed Financial Statements as of and for the six months ended June 30, 2005 and for the year ended December 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIONBRIDGE TECHNOLOGIES, INC.

By: /s/ Stephen J. Lifshatz

        Stephen J. Lifshatz

        Senior Vice President and Chief Financial Officer

Date: November 9, 2005

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2005, by and among Lionbridge Technologies, Inc., GGS Acquisition Corp., BGS Companies, Inc., Bowne & Co., Inc. and Bowne of New York City, LLC and (filed as Exhibit 2.1 to Lionbridge’s Current Report on Form 8-K filed on June 28, 2005 (File No. 000-26933) and incorporated herein by reference).

23.1	Consent of KPMG LLP

99.1	Press Release dated September 1, 2005 (filed as Exhibit 99.1 to Lionbridge’s Current Report on Form 8-K filed on September 5, 2005 (File No. 000-26933) and incorporated herein by reference).

99.2	Consolidated Financial Statements of BGS Companies, Inc. (Unaudited) as of June 30, 2005 and for the six months ended June 30, 2005.

99.3	Consolidated Financial Statements of BGS Companies, Inc. as of December 31, 2004 and 2003 and the years ended December 31, 2004, 2003 and 2002.

99.4	Unaudited Pro Forma Combined Condensed Financial Statements as of and for the six months ended June 30, 2005 and for the year ended December 31, 2004.

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